Exhibit 10.2
FIRST ADDENDUM
TO ASSET PURCHASE AGREEMENT AND EMPLOYMENT AGREEMENT

THIS FIRST ADDENDUM TO THE ASSET PURCHASE AGREEMENT and EMPLOYMENT AGREEMENT (the “First Addendum”) is made as of this 16th day of February 2018 (the “Effective Date”) by GrowLife, Inc., a Delaware corporation (the “Company”), and David Reichwein, a Pennsylvania resident (“Employee”), GIP International Ltd, a Hong Kong corporation and DPR International LLC, a Pennsylvania limited liability corporation (collectively, the "Seller"). Company, Seller and Employee are sometimes referred to herein as the “Party” or, collectively, the “Parties.”

RECITALS

WHEREAS, the Parties entered into an Asset Purchase Agreement dated October 2, 2017 (the “Purchase Agreement”), attached hereto as “Exhibit A” and incorporated herein by reference, pursuant to which the Company purchased 51% of the Assigned Intellectual Property and Purchased Assets in exchange for the Purchase Price;

WHEREAS, the Parties entered into an Employment Agreement dated October 1, 2017 (the “Employment Agreement”) setting forth the compensation terms surrounding Employees employment by the Company, attached hereto as “Exhibit B” and incorporated herein by reference;

WHEREAS, the Parties wish to formally supplement the Purchase Agreement and Employment Agreement by this First Addendum to purchase the remaining 49% ownership of the Assigned Intellectual Property and Purchased Assets including the FreeFit properties and related assets (“FreeFit”) as of the date of this First Addendum; and

WHEREAS, capitalized terms used herein, but not otherwise defined, shall have the meanings ascribed to such terms in the Purchase Agreement and Employment Agreement.

NOW THEREFORE, in consideration of the foregoing recitals and the mutual covenants and representations contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

AGREEMENT

1.
Recitals. The foregoing recitals are true and correct in all material respects and are hereby incorporated herein as a material part of this First Addendum.

2.
Addendum to the Purchase Agreement – Purchase of Remaining 49% interest.

As of the Effective Date, the Seller hereby sells, assigns, transfers, and sets over unto the Company the remaining 49% rights, title and interest in and to the Intellectual Property and Purchased Assets as defined in the Purchase Agreement (the “49% Interest”), in exchange for a one-time payment of $250,000 made by Company to Seller (the “Additional Purchase Price”). The purchase and sale of the 49% Interest is subject to all terms, conditions, representations and warranties as set forth in the Asset Purchase Agreement. Seller further warrants that all representations and warranties set forth in the Asset Purchase Agreement are true and correct as of the Effective Date and as applied to the 49% Interest.

The Parties agree that Section 3.4.A regarding the Compensation Agreement and the 10% commission and any residual percentage payments related to Free Fit is removed in its entirety and replaced by the terms set forth in Section 3 herein.

As of the Effective Date, Seller shall deliver a bill of sale in the form of Exhibit C hereto (the "Bill of Sale") and duly executed by Seller, transferring the 49% to Company and Company shall deliver the Additional Purchase Price to Seller.

3.
Amendment to Section 1.b. of the Employment Agreement. Section 1.b. currently provides:

“b. Incentive Compensation. Starting on the first quarter (“Q1”) you are eligible to earn a quarterly commission based on 10% of tile gross margin dollars.”

 Section 1.b. of the Employment Agreement is hereby revoked, repealed, and replaced in its entirety with the following:

“b. Incentive Compensation.
i.
Cash Bonus. The Company will make up to a maximum of two $100,000 payments to Employee for any two quarters based upon meeting the following FreeFit revenue and gross margin goals in 2018:
a.
Upon achievement of a minimum of $900,000 paid-in FreeFit revenue and at 30% cash after cost of goods (“gross margin”) or at least $270,000, during the quarter ending March 31, 2018;
b.
Upon achievement of a minimum of $1,000,000 paid-in FreeFit revenue and at 30% gross margins or at least $300,000, during the quarter ending June 30, 2018;
c.
Upon achievement of a minimum of $1,000,000 paid-in FreeFit revenue and at 30% gross margins or at least $300,000, during the quarter ending September 30, 2018; or,
d.
Upon achievement of a minimum of $1,000,000 paid-in FreeFit revenue and at 30% gross margins or at least $300,000, during the quarter ending December 31, 2018, and;
ii.
Common Stock Bonus.
a.
Upon FreeFit generating $2,000,000 of paid-in revenue and at 30%+ gross margins or at least $600,000 from FreeFit no later than the quarter ending September 30, 2018, Employee will receive an additional 5,000,000 restricted shares of common stock at the current market price;
b.
Upon achieving $1,000,000 of revenue and at 30%+ gross margins from new GrowLife patent pending products in 2018, such as GrowLife Rooms, GrowLife Nutrient System, etc. Employee will receive an additional 2,500,000 restricted shares of common stock at the current market price.”

4.
Full Force and Effect of Other Terms. The Parties hereby confirm that all other terms and conditions of the Purchase Agreement and Employment Agreement are in full force and effect and are un-amended except as expressly provided in this First Addendum.

5.
Counterparts. This First Addendum may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same agreement.

6.
Electronic Signatures. The Parties agree that any form of electronic signature, including but not limited to signatures via facsimile, scanning, or electronic mail, may substitute for the original signature and shall have the same legal effect as the original signature.

SIGNATURE PAGE FOLLOWS

SIGNATURES

IN WITNESS WHEREOF, the parties hereto have executed this THIS FIRST ADDENDUM TO THE ASSET PURCHASE AGREEMENT and EMPLOYMENT AGREEMENT on this 16th day of February, 2018.

GrowLife, Inc.

/s/ Marco Hegyi
Name: Marco Hegyi
Title: Chief Executive Officer

David Reichwein

/s/ David Reichwein
David Reichwein

GIP International Ltd

/s/ David Reichwein
David Reichwein
Its: Sole Shareholder

DPR International LLC

/s/ David Reichwein
David Reichwein
Its: Sole Shareholder

Exhibit A

“ASSET PURCHASE AGREEMENT”

Exhibit B

“EMPLOYMENT AGREEMENT”

Exhibit C
BILL OF SALE

BILL OF SALE AND GENERAL ASSIGNMENT

February 16th , 2018

For good and valuable consideration, including consideration under the First Addendum to that certain Asset Purchase Agreement dated approximately the same date as this instrument (that agreement, the “First Addendum”), David Reichwein, a Pennsylvania resident, GIP International Ltd, a Hong Kong corporation and DPR International LLC, a Pennsylvania limited liability corporation (collectively, the "Seller"), hereby sells and transfers the remaining 49% Interest in the Assigned Intellectual Property and Purchased Assets (as defined in the Purchase Agreement) to Growlife, Inc., a Delaware corporation (the “Company”). This instrument is subject to and construed in accordance with the Purchase Agreement and First Addendum thereto.

On one or more occasions after the date of this instrument, the Seller, at the request of the Company, shall execute and deliver further instruments of transfer and assignment and take any other action as the Company may reasonably require to more effectively transfer to the Company each of the Assigned Intellectual Property and Purchased Assets and to assist the Company in exercising all rights with respect to the Assigned Intellectual Property and Purchased Assets.

The Sellers are signing this Bill of Sale and General Assignment on the date stated in the heading.

David Reichwein

/s/ David Reichwein
David Reichwein

GIP International Ltd

/s/ David Reichwein
David Reichwein
Its: Sole Shareholder

DPR International LLC

/s/ David Reichwein
David Reichwein
Its: Sole Shareholder